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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)


                    SEPTEMBER 25, 1995 (SEPTEMBER 21, 1995)



                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



              0-13941                          95-3525565
       (Commission File Number)      (IRS Employer Identification No.)


               16215 ALTON PARKWAY
               IRVINE, CALIFORNIA                 92718
    (Address of principal executive offices)    (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS
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On September 21, 1995, the Company announced changes to its board of directors with the resignations of Delbert W. Yocam and Noh Byung Park. The Company has no current plans to fill the two new openings, but will replace the director position left vacant by James T. Schraith, former president and chief operating officer. Remaining members of the Company's board of directors include Safi Qureshey, AST chairman and chief executive officer; Bruce Edwards, AST executive vice president and chief financial officer; Carmelo J. Santoro, Ph.D.; Jack W. Peltason; Richard J. Geoglein; Kwang-Ho Kim; Young Soo Kim; Hee Dong Yoo; Won Suk Yang and Hoon Choo. A copy of the press release is attached to this report, and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ------------------------------------------

Exhibit
Number    Description
- ------    -----------

99 Press release issued by the Registrant on September 21, 1995, annoucing changes to board of directors.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AST Research, Inc.
                                    _______________________________________
                                              (Registrant)



                                 By /s/ BRUCE C. EDWARDS
                                    --------------------
                                    Bruce C. Edwards
                                    Executive Vice President
                                     and Chief Financial Officer



Date:  September 25, 1995
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